UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (754) 231-1688

Digital Health Acquisition Corp.

980 N Federal Hwy #304

Boca Raton, Florida+ 33432

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

As previously disclosed in VSee Health’s (f/k/a Digital Health Acquisition Corp. (“DHAC”)) (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2023 and June 28, 2024, in connection with the closing of the business combination and pursuant to the convertible note purchase agreement (the “Quantum Purchase Agreement”) entered by and between DHAC and an institutional and accredited investor (the “Quantum Investor”) on November 21, 2023, the Company agreed to issue and sell to the Quantum Investor a 7% original issue discount convertible promissory note (the “Quantum Note”) in the aggregate principal amount of $3,000,000. The Quantum Note was issued on June 25, 2024. On July 3, 2024, the Company and the Quantum Investor entered into an amendment to the Quantum Note (“Amended Note”) to change the maturity date from June 25, 2025 to June 30, 2026, and to provide that eighteen months of interest will be guaranteed regardless of early pay or redemption.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2023, DHAC entered into an equity purchase agreement (the “Equity Purchase Agreement”) with an institutional and accredited investor on November 21, 2023. Pursuant to the Equity Purchase Agreement, DHAC agreed to issue to the investor, as a commitment fee for this equity purchase transaction, a senior unsecured note in a principal amount of $500,000 that is payable only in shares of the Company’s Common Stock at an initial price of $10 per share (the “Equity Purchase Commitment Note”) after the closing of the business combination. On July 2, 2024, the Company issued the Equity Purchase Commitment Note to the investor.

The foregoing descriptions of the Amended Note and the Equity Purchase Commitment Note do not purport to be complete and are qualified in their entirety by the terms and conditions of the Amended Note and the Equity Purchase Commitment Note filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated by reference herein.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 8, 2024, the Board of Directors (the “Board”) of the Company approved and adopted an updated Code of Ethics and Conduct (the “Code”) to change the name of the Company from Digital Health Acquisition Corp. to VSee Health, Inc. The Code applies to all directors, officers and employees of the Company. The Code supersedes the existing Code of Ethics and Conduct adopted by the Board on November 3, 2021.

The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Amendment to Quantum Note dated as of July 3, 2024 by and between VSee Health, Inc. and the Quantum Investor
10.2	Equity Purchase Commitment Note dated July 2, 2024 by and between VSee Health, Inc. and an institutional and accredited investor
14.1	Code of Ethics and Conduct of VSee Health, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2024	VSEE HEALTH, INC.

	By:	/s/ Imoigele Aisiku
	Name:	Imoigele Aisiku
	Title:	Co-Chief Executive Officer